UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

COHERENT CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts!
COHERENT CORP. 2024 Annual Meeting Vote by November 13, 2024 11:59 PM ET

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You invested in COHERENT CORP. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on November 14, 2024.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report to Shareholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 31, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*	Please check the meeting materials for any special requirements for meeting attendance.

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 Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of the Class One Directors nominated by the Board of Directors for a three-year term to expire at the annual meeting of shareholders in 2027.
Nominees:

1a.	James R. Anderson	For

1b.	Michael L. Dreyer	For

1c.	Stephen Pagliuca	For

1d.	Elizabeth A. Patrick	For

1e.	Howard H. Xia	For

2.	Non-binding advisory vote to approve compensation paid to named executive officers in fiscal year 2024.	For

3.	Approval of the Amendment and Restatement of the Coherent Corp. Omnibus Incentive Plan.	For

4.	Ratification of the Audit Committee’s selection of Ernst & Young LLP as the Company’s Independent registered public accounting firm for the fiscal year ending June 30, 2025.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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